UBS Midstream and MLP Conference January 9, 2018 Creating Superior Value Go for Extraordinary EXHIBIT 99.1

Andeavor Logistics Forward Looking Statements 1 This presentation (and oral statements made regarding the subjects of this presentation) includes forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, are forward-looking statements, including without limitation statements concerning: our operational, financial and growth strategies, including significant business improvements, sustainable earnings growth, stable, fee-based business focus, existing asset base optimization, pursuit of organic expansion opportunities, strategic acquisitions, growth capital projects, and future dropdowns; our ability to successfully effect those strategies and the expected timing and results thereof; our financial and operational outlook, including targets for EBITDA and capital expenditures, and ability to fulfill that outlook; financial position, liquidity and capital resources; expectations regarding future economic and market conditions and their effects on us; our 2020 journey plan and targets, including targets for EBITDA and the components thereof, investments in organic projects, acquisitions and dropdowns, dropdown portfolio and estimated EBITDA contribution from each project, third party revenue targets, and the expected timing and benefits thereof; plans, goals and targets for growth and execution associated with our Permian, Delaware basin, Bakken and Rockies gas gathering and processing assets; statements regarding the Conan Crude Oil Gathering Pipeline system and other major projects, including the expected capacity, timing, capital investment, net earnings and EBITDA contribution and other benefits associated with each project; the planned transfer of the Conan System and the Los Angeles Pipeline Interconnect System to Andeavor Logistics; the benefits to our business and growth prospects of our strategic relationship with Andeavor, and Andeavor’s expected EBITDA contributions to us; our financial strategy, including targets for EBITDA, coverage and leverage ratios, liquidity, growth and maintenance capital, and third party equity; statements regarding our restructuring and investment grade status, including our ability to maintain investment grade status, and the expected savings and benefits therefrom; our 2018-2020 capitalization and funding plan, including the allocation, sources, uses and expected benefits thereof; our continued focus on unitholder value, and the main drivers thereof; and other aspects of future performance. Although we believe the assumptions concerning future events are reasonable, a number of factors could cause results to differ materially from those projected. Our operations involve risks and uncertainties, many of which are outside of our control and could materially affect our results. For more information concerning factors that could affect these statements, see our annual report on Form 10-K, quarterly reports on Form 10-Q, and other SEC filings, available at http://www.andeavorlogistics.com. We undertake no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise. See the Appendix for reconciliations of the differences between the non-GAAP financial measures used in this presentation, including various estimates of EBITDA, and their most directly comparable GAAP financial measures.

Andeavor Logistics Continue to grow customer-focused, full-service, diversified midstream business, strategically integrated into Andeavor’s value chain Targets: Execute at least $1 billion of annual high-return growth investments Grow Permian EBITDA* to $200+ million by 2020 Deliver $80+ million of annual EBITDA* from Bakken projects Increase third-party business to 50% of revenues Targeting EBITDA* of $1.4 – $1.5 billion in 2020 Positioned for Continued Growth 2 *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure

Andeavor Logistics Growth Since 2010 3 Martinez Anacortes Dickinson Mandan St. Paul Park Salt Lake City Gallup San Antonio Los Angeles Kenai Gathering ANDV Refinery Pipelines Gas Processing Marine Terminalling Rail Trucking Note: $1 billion of EBITDA includes WNRL contribution June 1, 2017 – December 31, 2017 as of the recast 8-K filling on November 11, 2017 *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure El Paso • On track to deliver $1.0 billion EBITDA* in 2017 − Expanded geography and services − Diversified and fee-based cash flow − Increased third-party business • Driven by: − Asset optimization and organic investments − Strategic acquisitions • Rockies Midstream • North Dakota Midstream • Western Refining Logistics − Dropdowns from Andeavor

Andeavor Logistics Stable, Fee-Based Cash Flow 4 • Fee-Based Cash Flow - 95% of cash flow fee based - 60% backed by Minimum Volume Commitments (MVCs) or take-or-pay contracts • Strong geographic diversity - PADDs III, IV and V exposure in Terminalling and Transportation - Bakken, Permian, and Rockies regions in Gathering and Processing • Approximately 75% of revenue from investment grade customers Permian Rockies Bakken 2017E Pro Forma Wholesale Gathering & Processing Terminalling & Transportation Other Investment Grade Other Fee-Based Segment Contribution To EBITDA* Gathering & Processing EBITDA * Revenues Revenues Pro forma revenue figures include gross margin for WNRL wholesale *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure.

Andeavor Logistics Investing $1 Billion per year 2018 – 2020 5 200 144 198 160 2014 2015 2016 2017E 2018 - 2020E Average 2,500 503 - 2,400 2014 2015 2016 2017E 2018 - 2020E Average ($ in millions) 270 500 844 445 2014 2015 2016 2017E 2018 - 2020E Average Dropdowns Organic Projects & Asset Transfers Target priorities: • Organic and acquisitions of at least $500 – $600 million per year • Potential dropdowns of $400 – $500 million per year Acquisitions 2017E 2018E 2019E 2020E Growth Capital 160 325 400 550 Asset Transfers 0 225 150 0 Organic & Acquisitions 160 550 550 550 Net Maintenance Capital 55 75 80 90 Asset Transfers include the Conan Crude Gathering System and LA Refinery Interconnect Pipeline projects expected to be funded by Andeavor and acquired by Andeavor Logistics at cost plus capitalized interest

Significant Organic Project Portfolio

(Capex $ in millions)


Anacortes
Martinez
Salt Lake City
Dickinson
Mandan
St. Paul Park
Los Angeles
Gallup
El Paso
San Antonio
Natural Gas & NGL Optimization
140 – 150
Bakken Gathering Projects
60 – 90
LA Refinery Interconnect Pipeline
150
Carson Crude Terminal Expansion
140 – 160
Renewable Fuels Unit Train
80 – 100
Conan Crude Gathering System
225
Permian Growth Investments
750 – 850

Organic project portfolio supports growth plan

Andeavor Logistics Conan Crude Gathering System and LA Refinery Interconnect Pipeline projects expected to be funded by Andeavor and transferred to Andeavor Logistics at cost plus capitalized interest 6

Robust Potential Dropdown Portfolio

	Description	Estimated EBITDA* *($ in millions)*
Refinery Infrastructure	Refinery tankage, rail loading and unloading, truck racks, refinery gate pipelines and petroleum coke handling	115+
Logistics Assets	Product terminals, transportation pipelines, marine facilities and terminal storage	185+
Assets Under Development	Rio Pipeline Vancouver Energy Mixed Xylenes Project	150+
Wholesale Fuels Business	Fixed-fee per gallon service contracts with no commodity exposure	250+

Dropdown portfolio of at least $700 million of estimated EBITDA*

Contributions from the dropdown portfolio of assets is a target established by management. We believe this target best approximates EBITDA. We are unable to provide a reconciliation of this forward-looking estimate to net earnings without unreasonable effort. The information needed to make a reasonable reconciliation of this EBITDA estimate is highly dependent upon future events, which may be uncertain or outside our control, and information that cannot be estimated with reasonable accuracy at this time, including exact composition of assets subject to dropdown assets, timing of the transactions and unknown financing terms.

*Represents a non-GAAP measure. Please see the Appendix for a definition of this measure

Note: Rio Pipeline is part of the previously announced Rangeland acquisition, which is anticipated to close in the first quarter of 2018, subject to customary closing conditions including regulatory approval.

Andeavor Logistics
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Andeavor Logistics Target EBITDA* of $1.4 – $1.5 Billion in 2020 8 2017E Clearly defined plan to deliver 40% – 50% growth by 2020 Note: $1 billion of EBITDA includes WNRL contribution June 1, 2017 – December 31, 2017 as of the recast 8-K filling on November 11, 2017 *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure 140 – 150 50 – 70 40 – 60 200+ 1.2 – 1.3 billion 1.0 billion WNRL Full Year Benefit of WNRL & Anacortes Dropdown $20 million WNR & WNRL Synergies Additional Opportunities Permian & Bakken Growth LA Refinery Interconnect Pipeline Potential Dropdowns Permian & Bakken Development Conan Other Permian Growth Projects Bakken NGL Opportunities Other Bakken Growth Projects Terminalling & Transportation Potential Dropdown Optimization Other Growth Projects 2017E 2018E 2020E 1.4 – 1.5 billion ($ in millions, unless noted)

Differentiated Permian Position

- Cost and capability advantages in the Delaware Basin and New Mexico
- Inter-basin pipeline transportation for major gathering systems
- Multiple revenue streams – gathering, transportation, storage and marketing
- Leverages existing commercial and refining capabilities
- Physically integrated with El Paso and Gallup refineries
- Connectivity to multiple takeaway options from strategically positioned Wink Station



Four Corners Gathering
New Mexico
Texas
Gallup
TexNew Mex System
Conan Gathering Project
Rio Pipeline
El Paso
Midland
Wink Station
Bobcat Pipeline
Refinery
ANDX Pipeline
Andeavor Pipeline
Third-Party Pipeline
Andeavor Receipt Point / Station

Note: Rio Pipeline is part of the previously announced Rangeland acquisition, which is anticipated to close in the first quarter of 2018, subject to customary closing conditions including regulatory approval

Andeavor Logistics
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Conan Crude Oil Gathering System

- Expected online 3Q 2018
- Expected EBITDA* $30 – $40 million
- Connectivity to multiple long-haul pipelines from new terminal in Loving County, Texas
- Initial capacity 250 MBD expandable to 500 MBD
- Three new crude truck offloading points
- Storage capacity 720,000 barrels
- Capex $225 million


TexNew Mex System
Conan Gathering System
To Midland
Rio Pipeline
Conan
ANDX Pipeline
Andeavor Pipeline
Wink Station


New Assets
Existing Assets
Crude Gathering
New Truck Offloading
Gathering Pipelines
Conan Terminal
Existing Pipelines
CR-1 Station
Plains Pipeline
Enterprise Pipeline
Midland market hub

*Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure

Note: Rio Pipeline is part of the previously announced Rangeland acquisition, which is anticipated to close in the first quarter of 2018, subject to customary closing conditions including regulatory approval

Andeavor Logistics 10

Positioned to Capture Expected Production Growth in Delaware Basin



Delaware Basin
Midland Basin
Conan Gathering System
Rio Pipeline
Eddy
Lea
Gaines
Borden
Andrews
Martin
Howard
Winkler
Ector
Midland
Glasscock
Culberson
Ward
Crane
Upton
Reagan
Reeves
Pecos
1
2
3
4
5
6
7
8
9
10
11
Most Active
Least Active
November 2017 Permian basin 180 day permit activity, current rigs
Identified Additional Near-Term Permian Opportunities

- Significant production growth expected in Delaware basin 2017 – 2020 (40%+)
- Potential opportunities:
  - Crude oil focused gathering projects
  - Long haul pipelines to market hubs
  - Strategic partnerships / joint ventures
  - Bolt-on acquisitions at accretive multiples



Permian EBITDA*
($ in millions)
56
200+
2017E
2020E

Permian EBITDA represents all Gathering & Processing EBITDA in Texas and New Mexico; 2017E Permian EBITDA includes WNRL on a full year basis
Permian 180 day heat map and production data from DrillingInfo YTD through August 2017, historical rig counts from Marketview, forecast from Andeavor analysis
*Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure
Note: Rio Pipeline is part of the previously announced Rangeland acquisition, which is anticipated to close in the first quarter of 2018, subject to customary closing conditions including regulatory approval

Andeavor Logistics 11

Andeavor Logistics Physically Integrated Bakken System 12 ND SD MN Robinson Lake Gathering & Processing Belfield Gathering & Processing Fryburg Rail Terminal DAPL Connection To Mandan Refinery Dickinson Refinery To Guernsey, WY DAPL & Enbridge Connections • Premier aggregator with wide geographic footprint and interconnectivity • Highly integrated system supplying four Andeavor refineries • Providing crude oil, natural gas, NGL and water services • Strong customer value due to multiple takeaway connections • Well positioned to capture upside as production increases Andeavor Refinery ANDX Gas Processing ANDX Crude Pipelines ANDX Gas Pipelines ANDX Crude, Gas & Water Pipelines Andeavor Crude Pipeline ANDX Bakken Storage Hub

Andeavor Logistics Executing Bakken Plan 13 1,180 1,040 1,050 88 35 50 2015 2016 2017 YTD 2018E 2020E Physically integrated, diversified service offering Actuals data from the State of North Dakota Department of Mineral Resources, YTD through September 2017, forecast based on Andeavor analysis *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure • Flat outlook for oil prices and production • Associated natural gas production at all time highs; gas liquids rich • Identified opportunities through 2020 of $80+ million EBITDA* − Low capital, high return well connections on existing systems − New crude oil and natural gas gathering projects − Processing plant capacity expansions − NGL opportunities 1.6 1.7 1.8 18 11 11 2015 2016 2017 YTD 2018E 2020E Bakken Crude Oil Production (MBD) & Rig Count Bakken Natural Gas Production (Bcf/d) & Gas Flared (%)

Andeavor Logistics Increase Third-Party Revenue to 50% 14 2017E Pre-WNRL 2017E Pro Forma 2020E Affiliate Affiliate Third- Party Affiliate Third- Party Third- Party 0.9 1.3 2017E 2020E • Increases and diversifies Andeavor earnings • Permian and Bakken projects underpin plan • Strengthens logistics as a customer- focused, full service midstream business 2017 pro forma includes WNRL on a full year basis, all figures exclude WNRL wholesale business Third-Party Revenue ($ in billions)

Andeavor Logistics Sponsor Profile: A premier refiner in western United States Investment grade credit rating No IDRs Robust and growing Dropdown portfolio Equity support in Dropdowns Major project development Strategic Relationship With Andeavor 15 Andeavor growth creates opportunities for Andeavor Logistics 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E 2020E Potential Dropdowns Initial Contribution BP Carson Tranche 1 & 2 Alaska & Northern California Anacortes LA Storage West Coast & Alaska Martinez Long Beach Anacortes CROF Ten Accretive Dropdowns from Andeavor Since Initial contribution

Andeavor Logistics Financial Principles Support Sustainable Growth 16 Distribution Growth 6% or greater Debt To EBITDA Ratio Approximately 4x Available Liquidity $1.0 – $2.0 Billion Annual Growth Investments At least $1.0 Billion Maintain Ample Liquidity Strong Balance Sheet Disciplined Capital Allocation & Investment Sustainable Cash Distributions Annual Maintenance Capital $0.1 Billion Maintain strong liquidity to allow for execution of growth plans Committed to strengthening investment grade credit ratings Investing in high return projects Targeting distribution growth and coverage consistent with financial targets Net maintenance capital spend estimated for 2017, 2018, 2019, and 2020 is $55, $75, $80, and $90 million respectively Well-positioned to achieve all financial targets in 2018 Distribution Coverage Ratio Approximately 1.1x Targets

Andeavor Logistics Investment Grade and IDR Buy-In Benefits 17 13.5% 8.4% Pre-Announcement Post-Announcement Pre-Announcement IG Issuance 170 bps Improvement • Elimination of IDR results in lower cost of equity − Increases breakeven multiple on new investments by 3 - 4x − Reduces need for public common equity • Investment grade rating reduces cost of debt and allows for extended maturity − $29 million in annual run-rate interest savings already realized; additional savings anticipated − Extended average maturities by 4.9 years to 9.6 years • ANDV owns 59% of ANDX common units Equity cost of capital is calculated as distribution yield grossed up for GP cash flow at time of announcement Equity cost of capital post-announcement based on current distribution and unit price as of January 2, 2018 Andeavor Logistics Cost of Equity Andeavor Logistics Cost of Debt

Andeavor Logistics ANDX Capitalization 18 Last 9 months EBITDA for WNRL and ANDX as of September 30, 2017; dropdown assumes midpoint of $50 to $55 million EBITDA range Leverage ratio reflects 50% equity credit for preferred equity *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure $ in millions 9/30/17 Actual WNRL & Dropdown 4Q17 Financings Pro Forma Cash and equivalents 16 42 58 Revolving credit facilities 35 756 (478) 313 Senior notes 5.500% due 2019 500 500 5.875% due 2020 470 (470) 6.125% due 2021 800 (800) 6.250% due 2022 800 (500) 300 6.375% due 2024 450 450 5.250% due 2025 750 750 3.500% due 2022 500 500 4.250% due 2027 750 750 5.200% due 2047 500 500 Sub-total 3,770 756 (20) 3,750 Capital lease obligations 9 9 Total debt 3,814 756 (498) 4,372 Preferred equity 600 600 EBITDA* (9/30/17 YTD, annualized) 874 205 1,079 Leverage ratio 4.36x 4.05x 10/30/17 – Closed WNRL and IDR Buy-In Transaction  10/31/17 – Achieved Investment Grade Credit Rating 11/8/17 – Closed Anacortes Dropdown 11/28/17 – Closed $1.75 billion of investment grade notes 12/1/17 – Closed $600 million of preferred equity Recent Accomplishments

Andeavor Logistics Limited Public Common Equity Needs 19 3,300 3,300 Uses Sources 2018 – 2020 Capital Plan ($ in Millions) Potential Dropdowns Growth Capital Maintenance Debt Retained Cash ANDV Equity Public Common Equity • No public common equity expected in 2018 • Less than $200 million public common equity per year expected 2019 – 2020 • Andeavor plans to take $100 - $150 million of common equity annually from dropdowns • Additional perpetual preferred or hybrid capital will be considered as alternative financing

Andeavor Logistics Journey to 2020 20 Well-positioned to achieve EBITDA growth, coverage, leverage and distribution growth targets in 2018 and beyond *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure • Execute at least $1 billion of annual high-return growth investments Permian • Grow Permian EBITDA* to $200+ million Third Party • Increase third-party business to 50% of revenues • Deliver $80+ million of annual EBITDA* from projects Growth Investments Bakken

Andeavor Logistics Appendix 21

Andeavor Logistics Non-GAAP Financial Measures 22 Our management uses certain ―non-GAAP‖ operational measures to analyze operating segment performance and ―non-GAAP‖ financial measures to evaluate past performance and prospects for the future to supplement our financial information presented in accordance with accounting principles generally accepted in the United States of America (―GAAP‖). These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • EBITDA—GAAP-based net earnings before interest, income taxes, and depreciation and amortization expenses; • Segment EBITDA—a segment’s GAAP-based operating income before depreciation and amortization expenses plus equity in earnings (loss) of equity method investments and other income (expense), net; We present these measures because we believe they may help investors, analysts, lenders and ratings agencies analyze our results of operations and liquidity in conjunction with our GAAP results, including but not limited to: • our operating performance as compared to other publicly traded companies in the marketing, logistics and refining industries, without regard to historical cost basis or financing methods; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net earnings and operating income. These measures should not be considered substitutes for their most directly comparable GAAP financial measures. See ―Non-GAAP Reconciliations‖ below for reconciliations between non-GAAP measures and their most directly comparable GAAP measures.

Andeavor Logistics Non-GAAP Reconciliations 23